UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition

On March 1, 2017, Eagle Pharmaceuticals, Inc., or the Company, issued a press release announcing its financial results for the fiscal fourth quarter and fiscal year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated March 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: March 1, 2017
	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated March 1, 2017